Exhibit 99.2
INVESTOR SUPPLEMENT — FIRST QUARTER 2010
DOVER CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(unaudited) (in thousands, except per share figures)

	Three Months Ended March 31,
	2010	2009
Revenue	$1,583,270	$1,379,085
Cost of goods and services	971,114	896,942

Gross profit	612,156	482,143
Selling and administrative expenses	409,169	367,390

Operating earnings	202,987	114,753
Interest expense, net	27,169	22,398
Other income, net	(1,242)	(1,736)

Total interest/other income, net	25,927	20,662

Earnings before provision for income taxes and discontinued operations	177,060	94,091
Provision for income taxes	55,575	32,997

Earnings from continuing operations	121,485	61,094
Loss from discontinued operations, net	(13,359)	(7,669)

Net earnings	$108,126	$53,425

Basic earnings (loss) per common share:
Earnings from continuing operations	$0.65	$0.33
Loss from discontinued operations, net	(0.07)	(0.04)
Net earnings	0.58	0.29

Weighted average shares outstanding	187,093	186,011

Diluted earnings (loss) per common share:
Earnings from continuing operations	$0.65	$0.33
Loss from discontinued operations, net	(0.07)	(0.04)
Net earnings	0.58	0.29

Weighted average shares outstanding	187,886	186,121

Dividends paid per common share	$0.26	$0.25

The following table is a reconciliation of the share amounts used in computing earnings per share:

	Three Months Ended March 31,
	2010	2009
Weighted average shares outstanding — Basic	187,093	186,011
Dilutive effect of assumed exercise of employee stock options, SAR’s and performance shares	793	110

Weighted average shares outstanding — Diluted	187,886	186,121

Anti-dilutive options, SAR’s and performance shares excluded from diluted EPS computation	2,928	11,104

DOVER CORPORATION — INVESTOR SUPPLEMENT
FIRST QUARTER 2010
DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (in thousands)

	2009					2010
	Q1	Q2	Q3	Q4	FY 2009	Q1

REVENUE
Industrial Products
Material Handling	$186,651	$153,574	$154,238	$165,890	$660,353	$189,052
Mobile Equipment	248,292	229,522	242,011	242,352	962,177	240,140
Eliminations	(152)	(147)	(209)	(230)	(738)	(395)

	434,791	382,949	396,040	408,012	1,621,792	428,797

Engineered Systems
Product Identification	177,358	193,018	211,952	219,948	802,276	212,501
Engineered Products	223,426	274,398	308,741	253,095	1,059,660	271,772

	400,784	467,416	520,693	473,043	1,861,936	484,273

Fluid Management
Energy	176,334	138,415	144,664	164,798	624,211	205,327
Fluid Solutions	154,488	156,897	164,604	170,860	646,849	175,504
Eliminations	(50)	(43)	(21)	(36)	(150)	(31)

	330,772	295,269	309,247	335,622	1,270,910	380,800

Electronic Technologies	214,035	245,953	275,266	291,700	1,026,954	290,989

Intra-segment eliminations	(1,297)	(1,255)	(1,635)	(1,716)	(5,903)	(1,589)

Total consolidated revenue	$1,379,085	$1,390,332	$1,499,611	$1,506,661	$5,775,689	$1,583,270

NET EARNINGS
Segment Earnings:
Industrial Products	$34,544	$25,421	$38,119	$41,673	$139,757	$51,039
Engineered Systems	43,305	57,463	78,194	48,306	227,268	54,842
Fluid Management	75,442	55,572	60,677	67,578	259,269	86,767
Electronic Technologies	(12,110)	17,993	38,160	39,651	83,694	44,904

Total Segments	141,181	156,449	215,150	197,208	709,988	237,552
Corporate expense / other	(24,692)	(29,613)	(34,106)	(29,584)	(117,995)	(33,323)
Net interest expense	(22,398)	(24,840)	(26,299)	(26,838)	(100,375)	(27,169)

Earnings from continuing operations before provision for income taxes	94,091	101,996	154,745	140,786	491,618	177,060
Provision for income taxes	32,997	1,120	47,261	38,346	119,724	55,575

Earnings from continuing operations	61,094	100,876	107,484	102,440	371,894	121,485
Earnings (loss) from discontinued operations, net	(7,669)	(3,793)	(600)	(3,394)	(15,456)	(13,359)

Net earnings	$53,425	$97,083	$106,884	$99,046	$356,438	$108,126

SEGMENT OPERATING MARGIN
Industrial Products	7.9%	6.6%	9.6%	10.2%	8.6%	11.9%
Engineered Systems	10.8%	12.3%	15.0%	10.2%	12.2%	11.3%
Fluid Management	22.8%	18.8%	19.6%	20.1%	20.4%	22.8%
Electronic Technologies	-5.7%	7.3%	13.9%	13.6%	8.1%	15.4%

Total Segment	10.2%	11.3%	14.3%	13.1%	12.3%	15.0%

DOVER CORPORATION — INVESTOR SUPPLEMENT
FIRST QUARTER 2010
DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (in thousands)

	2009					2010
	Q1	Q2	Q3	Q4	FY 2009	Q1

BOOKINGS
Industrial Products
Material Handling	$118,343	$126,225	$162,759	$180,349	$587,676	$204,098
Mobile Equipment	210,558	245,937	191,539	253,130	901,164	231,128
Eliminations	(22)	(203)	(337)	(424)	(986)	(407)

	328,879	371,959	353,961	433,055	1,487,854	434,819

Engineered Systems
Product Identification	175,680	205,736	212,642	223,301	817,359	220,410
Engineered Products	236,353	259,869	258,634	263,211	1,018,067	368,133

	412,033	465,605	471,276	486,512	1,835,426	588,543

Fluid Management
Energy	142,721	132,855	157,763	176,706	610,045	208,669
Fluid Solutions	150,376	159,482	165,601	169,639	645,098	179,037
Eliminations	(43)	(39)	(41)	(17)	(140)	(84)

	293,054	292,298	323,323	346,328	1,255,003	387,622

Electronic Technologies	223,707	243,274	283,035	305,266	1,055,282	358,477

Intra-segment eliminations	(1,291)	(1,435)	(1,790)	(1,600)	(6,116)	(1,615)

Total consolidated bookings	$1,256,382	$1,371,701	$1,429,805	$1,569,561	$5,627,449	$1,767,846

BACKLOG
Industrial Products
Material Handling	$120,066	$93,247	$102,146	$116,658		$131,521
Mobile Equipment	349,358	368,315	318,496	329,774		319,801
Eliminations	(48)	(143)	(170)	(371)		(386)

	469,376	461,419	420,472	446,061		450,936

Engineered Systems
Product Identification	57,801	66,288	72,523	74,700		78,976
Engineered Products	196,394	245,165	199,888	218,520		314,465

	254,195	311,453	272,411	293,220		393,441

Fluid Management
Energy	58,771	54,734	66,043	77,173		76,844
Fluid Solutions	60,781	63,788	65,081	60,540		63,535
Eliminations	(5)	(1)	(21)	(2)		(55)

	119,547	118,521	131,103	137,711		140,324

Electronic Technologies	186,850	185,512	194,414	206,893		271,340

Intra-segment eliminations	(42)	(242)	(426)	(337)		(362)

Total consolidated backlog	$1,029,926	$1,076,663	$1,017,974	$1,083,548		$1,255,679

ACQUISITION RELATED DEPRECIATION AND AMORTIZATION EXPENSE *
Industrial Products	$8,388	$7,708	$7,770	$8,182	$32,048	$7,575
Engineered Systems	6,071	6,436	6,580	7,579	26,666	7,916
Fluid Management	4,828	4,592	4,432	4,537	18,389	5,429
Electronic Technologies	8,286	8,217	8,268	8,432	33,203	8,369

	$27,573	$26,953	$27,050	$28,730	$110,306	$29,289

*	Represents the pre-tax impact on earnings from the depreciation and amortization of acquisition accounting write-ups to reflect the fair value of inventory, property, plant and equipment and intangible assets.

DOVER CORPORATION — INVESTOR
SUPPLEMENT FIRST QUARTER 2010
DOVER CORPORATION
QUARTERLY EARNINGS PER SHARE
(unaudited)

	2009					2010
	Q1	Q2	Q3	Q4	FY 2009	Q1

Basic earnings (loss) per common share:
Continuing operations	$0.33	$0.54	$0.58	$0.55	$2.00	$0.65
Discontinued operations	(0.04)	(0.02)	(0.00)	(0.02)	(0.08)	(0.07)
Net earnings	0.29	0.52	0.57	0.53	1.91	0.58

Diluted earnings (loss) per common share:
Continuing operations	$0.33	$0.54	$0.58	$0.55	$1.99	$0.65
Discontinued operations	(0.04)	(0.02)	(0.00)	(0.02)	(0.08)	(0.07)
Net earnings	0.29	0.52	0.57	0.53	1.91	0.58

DOVER CORPORATION — INVESTOR
SUPPLEMENT FIRST QUARTER 2010
DOVER CORPORATION
QUARTERLY FREE CASH FLOW
(unaudited) (in thousands)

	2009					2010
	Q1	Q2	Q3	Q4	FY 2009	Q1

Cash From Operations	$114,866	$192,436	$246,811	$247,947	$802,060	$87,066

CAPEX	(31,475)	(26,976)	(24,799)	(36,759)	(120,009)	(39,336)

Free Cash Flow	$83,391	$165,460	$222,012	$211,188	$682,051	$47,730

Free Cash Flow to Earnings From Continuing Operations	136.5%	164.0%	206.6%	206.2%	183.4%	39.3%